Exhibit 99.2

THE BANK OF NEW YORK MELLON CORPORATION
Financial Trends

Notes:

On July 1, 2007, The Bank of New York Company, Inc. (“The Bank of New York”) and Mellon Financial Corporation (“Mellon”) merged into The Bank of New York Mellon Corporation (“The Bank of New York Mellon” or “ BNY Mellon”), with BNY Mellon being the surviving entity.

The results prior to the consummation of the merger, reflect the sum of The Bank of New York and Mellon’s historical results, but do not include the pro forma impact of purchase accounting adjustments. Combined results for the periods prior to the merger (1Q06 - 2Q07) are presented on a pre-tax basis only. Average common equity and average goodwill/intangibles are not disclosed for the periods prior to the merger due to the impact of the merger on these line items. The business segment results are presented on a pre-tax basis for all periods and reflect actions taken to report consistent transfer pricing and cost allocation methodologies as well as intercompany eliminations between The Bank of New York and Mellon.

Summations may not equal due to rounding. As a result of this rounding convention, immaterial differences may exist between the segment trends data versus the segment trends data filed on Form 10-Q.

The following acquisitions/divestitures have impacted the reporting of our results:

On June 3, 2008, we completed the sale of Mellon 1st Business Bank, National Association (N.A.). The financial results have been moved from the Wealth Management segment to the Other segment. In addition, the financial results of Mellon United National Bank (MUNB) have been moved from the Wealth Management segment to the Other segment. Historical segment results have been restated to reflect these changes.

During the first quarter of 2008, we sold the B-Trade and G-Trade execution businesses to BNY ConvergEx Group LLC. We maintain a 35% equity interest in BNY ConvergEx Group LLC. The historical results of the B-Trade and G-Trade businesses are included in the Clearing Services segment.

On December 20, 2007, we acquired the remaining 50% interest in the ABN AMRO Mellon joint venture. The financial results are included in the Asset Servicing segment.

On October 2, 2006, Mellon Financial Corporation completed the acquisition of Walter Scott & Partners. The financial results are included in the Asset Management segment.

On October 1, 2006, The Bank of New York acquired JPMorgan Chase’s Corporate Trust business in exchange for our retail and regional middle market banking businesses. Results of the Corporate Trust business are included in the Issuer Services segment.

The following transactions have impacted the reporting of our results:

SILO/LILO/Tax settlement charges – Incurred charges in the second and third quarters of 2008.

Securities losses – Impacted total revenue levels in the fourth quarter of 2007 and first, second and third quarters of 2008.

Merger & integration/Intangible amortization expenses – Both expense categories increased beginning in the second/third quarters of 2007 as a result of The Bank of New York/Mellon merger.

Support agreement charges – Recorded a $726 million pre-tax charge in the third quarter of 2008 (minor amounts recorded in the fourth quarter of 2007 and the first and second quarters of 2008).

All of these items are detailed in the trends that follow. In addition, page 15 provides additional details on the impact of the applicable items on total revenue as well the impact on Continuing operations fully diluted earnings per share. Please note that there is no adjustment to Continuing operations fully diluted earnings per share related to securities losses.

Discontinued Operations Accounting:

The income/(loss) and average assets from discontinued operations accounting have not been allocated to any segment.

Average Assets:

Where average deposits in a business segment are greater than average loans, average assets include an allocation of investment securities equal to the difference. Consolidated average assets include average assets of discontinued operations.

Return on Common and Tangible Common Equity/Pretax Operating Margin:

Ratios are presented for continuing operations basis only. Quarterly return on common and tangible common equity ratios are annualized.

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS - 11 Quarter Trend

(dollar amounts in millions unless otherwise noted; presented on an FTE basis)	2006				2007				2008
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr (a)	3rd Qtr (a)
Revenue:
Securities servicing fees
Asset servicing	$554	$606	$574	$595	$640	$694	$720	$812	$899	$864	$803
Issuer services	202	261	243	385	371	415	436	438	376	444	477
Clearing & execution services	337	331	296	260	274	285	304	314	267	270	262

Total securities servicing fees	1,093	1,198	1,113	1,240	1,285	1,394	1,460	1,564	1,542	1,578	1,542
Asset and wealth management fees	626	661	685	775	801	856	854	887	842	844	792
Performance fees	65	55	59	214	49	63	(3)	62	20	16	3
Foreign exchange & other trading	172	202	137	156	182	176	238	305	259	308	385
Treasury services	121	120	121	118	116	121	122	121	124	130	130
Distribution and servicing	63	68	73	80	84	83	95	113	98	110	107
Financing-related fees	78	75	71	71	63	69	51	52	48	50	45
Investment Income	73	57	63	89	71	87	31	63	32	56	28
Other	95	86	97	105	97	89	101	82	97	53	64

Total fee revenue	2,386	2,522	2,419	2,848	2,748	2,938	2,949	3,249	3,062	3,145	3,096
Securities gains (losses)	(4)	3	4	2	2	1	(9)	(191)	(73)	(152)	(162)

Total fee and other revenue	2,382	2,525	2,423	2,850	2,750	2,939	2,940	3,058	2,989	2,993	2,934
Net interest revenue	470	481	481	565	558	592	674	757	773	415	708

Total revenue	2,852	3,006	2,904	3,415	3,308	3,531	3,614	3,815	3,762	3,408	3,642
Provision for credit losses	1	(4)	(5)	(10)	(12)	(18)	—	20	16	25	30
Noninterest expenses (ex. intangible amortization and merger & integration expense)	1,991	2,062	2,036	2,379	2,242	2,439	2,357	2,497	2,373	2,481	3,101
Income before taxes and extraordinary (loss) (ex. intangible amortization and merger & integration expense)	860	948	873	1,046	1,078	1,110	1,257	1,298	1,373	902	511
Amortization of intangible assets	20	22	21	57	40	40	131	131	122	124	120
Merger & integration expense	—	—	89	28	23	163	218	124	126	149	111

Income before taxes and extraordinary (loss)	840	926	763	961	1,015	907	908	1,043	1,125	629	280
Income taxes							266	343	376	327	(25)

Income before extraordinary (loss)							642	700	749	302	305
Extraordinary (loss) on consolidation of commercial paper conduit, net of tax							—	(180)	—	—	—

Net income (loss)							$642	$520	$749	$302	$305

EPS from continuing operations (b)							$0.67	$0.67	$0.72	$0.34	$0.32
Market value of assets under management at period-end (in billions)	$813	$882	$926	$1,011	$1,025	$1,082	$1,106	$1,121	$1,105	$1,113	$1,067
Market value of assets under custody and administration at period-end (in trillions)	$15.8	$16.5	$16.9	$20.0	$21.1	$22.2	$22.7	$23.1	$23.1	$23.0	$22.4
Market value of securities on loan at period-end (in billions)	$525	$562	$590	$607	$661	$678	$663	$633	$660	$588	$470
Pre-tax operating margin
GAAP-before extraordinary (loss)							25%	27%	30%	18%	8%
Non-GAAP adjusted (c)							35%	34%	37%	34%	36%
Return on average tangible common equity (annualized):
GAAP-before extraordinary (loss)							33.2%	33.0%	35.8%	18.5%	19.0%
Non-GAAP adjusted (d)							39.0%	36.0%	39.5%	41.2%	45.5%
Return on common equity (annualized)
GAAP-before extraordinary (loss)							8.9%	9.5%	10.2%	4.3%	4.3%
Non-GAAP adjusted (c)							11.8%	11.6%	12.4%	11.9%	12.9%
Non-U.S. percent of revenue (FTE) (e)							30%	32%	33%	35%	34%

(a)	The second and third quarters of 2008 include SILO/LILO/tax settlement charges which reduced net interest revenue (FTE) by $377 million and $112 million, respectively. See pages 4 and 15 for additional details.

(b)	Excludes the impact of merger & integration expenses. See page 15 for additional EPS details.

(c)	Calculated excluding M&I expenses, intangible amortization expenses, the SILO/LILO/tax settlements and support agreement charges.

(d)	Calculated excluding M&I expenses, SILO/LILO/tax settlements and support agreement charges.

(e)	The second and third quarters of 2008 percentages exclude the impact of the SILO/LILO charges; including the SILO/LILO charge the total Non-U.S. revenue percentage were 39% and 35%, respectively.

Note:	See pages 3 through 5 for additional details of revenue/expense items impacting continuing operations.

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS - 11 Quarter Trend

FEE AND OTHER REVENUE

(dollar amounts in millions unless otherwise noted)	2006				2007				2008
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr (a)	4th Qtr (b)	1st Qtr (c)	2nd Qtr (d)	3rd Qtr (e)
Securities servicing fees
Asset servicing	$554	$606	$574	$595	$640	$694	$720	$812	$899	$864	$803
Issuer services	202	261	243	385	371	415	436	438	376	444	477
Clearing & execution services	337	331	296	260	274	285	304	314	267	270	262

Total securities servicing fees	1,093	1,198	1,113	1,240	1,285	1,394	1,460	1,564	1,542	1,578	1,542
Asset and wealth management fees	626	661	685	775	801	856	854	887	842	844	792
Performance fees	65	55	59	214	49	63	(3)	62	20	16	3
Foreign exchange & other trading	172	202	137	156	182	176	238	305	259	308	385
Treasury services	121	120	121	118	116	121	122	121	124	130	130
Distribution and servicing	63	68	73	80	84	83	95	113	98	110	107
Financing-related fees	78	75	71	71	63	69	51	52	48	50	45
Investment Income	64	48	54	80	61	77	22	52	23	45	17
Other	95	86	97	105	97	89	101	82	97	53	64

Total fee revenue (non-FTE)	2,377	2,513	2,410	2,839	2,738	2,928	2,940	3,238	3,053	3,134	3,085
Securities gains (losses)	(4)	3	4	2	2	1	(9)	(191)	(73)	(152)	(162)

Total fee and other revenue (non-FTE)	2,373	2,516	2,414	2,841	2,740	2,929	2,931	3,047	2,980	2,982	2,923
FTE impact	9	9	9	9	10	10	9	11	9	11	11

Total fee and other revenue (FTE)	$2,382	$2,525	$2,423	$2,850	$2,750	$2,939	$2,940	$3,058	$2,989	$2,993	$2,934
Fee and other revenue as a percentage of total revenue (FTE) (f)	84%	84%	83%	83%	83%	83%	81%	80%	79%	88%	81%
Market value of assets under management at period-end (in billions)	$813	$882	$926	$1,011	$1,025	$1,082	$1,106	$1,121	$1,105	$1,113	$1,067
Market value of assets under custody and administration at period-end (in trillions)	$15.8	$16.5	$16.9	$20.0	$21.1	$22.2	$22.7	$23.1	$23.1	$23.0	$22.4
Market value of securities on loan at period-end (in billions)	$525	$562	$590	$607	$661	$678	$663	$633	$660	$588	$470
S&P 500 Index - period-end	1295	1270	1336	1418	1421	1503	1527	1468	1323	1280	1166
S&P 500 Index - daily average	1284	1281	1288	1389	1424	1496	1490	1496	1353	1371	1252

(a)	Clearing and execution service fees for the third quarter of 2007 includes a $28 million settlement received for the early termination of a contract that occurred in 2005.

(b)	Securities gains (losses) for the fourth quarter of 2007 includes a $200 million CDO writedown.

(c)	Securities gains (losses) for the first quarter of 2008 includes losses of $24 million related to ABS CDOs, $22 million related to SIVs and $28 million related to securities backed by home equity lines of credit in the Three Rivers Funding Corporate (TRFC) portfolio.

(d)	Securities gains (losses) for the second quarter of 2008 includes losses of $72 million related to Alt-A securities, $50 million related to CDOs and $30 million related to the HELOC portfolio.

(e)	Securities gains (losses) for the third quarter of 2008 includes losses of $42 million related to CDOs, $29 million related to Alt-A securities, $12 million related to Prime mortgage securities, $12 million related to Subprime mortgage securities, $10 million related to HELOC securities, $5 million related to SIV securities, and $52 million related to Other (including FHLMC) securities.

(f)	Excluding the SILO/LILO charge, fee and other revenue as a percentage of total revenue was 79% and 78% in the second and third quarters of 2008.

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS

Average Balances and Interest Rates

	Quarter Ended
	September 30, 2007			December 31, 2007		March 31, 2008		June 30, 2008			September 30, 2008
(dollar amounts in millions)	Average balance	Average rates		Average balance	Average rates	Average balance	Average rates	Average balance	Average rates		Average balance	Average rates
Assets
Interest-earning assets:
Interest-bearing deposits with banks (primarily foreign)	$34,461	4.83%		$37,107	4.75%	$38,658	4.28%	$43,361	3.82%		$43,999	3.90%
Other Short Term Investment (FRB)	—	—		—	—	—	—	—	—		954	2.95
Federal funds sold and securities under resale agreements	5,504	5.26		7,096	4.66	8,199	3.15	6,744	2.21		7,029	1.97
Margin loans	5,293	6.29		5,313	5.74	5,258	4.47	5,802	3.36		5,764	3.27
Non-margin loans:
Domestic offices	27,044	5.17		28,527	4.95	29,357	4.49	28,068	(1.56	) (b)	27,480	1.81 (c)
Foreign offices	13,180	5.50		13,269	5.02	13,881	4.55	13,281	3.97		13,739	3.71

Total non-margin loans	40,224	5.28		41,796	4.97	43,238	4.51	41,349	0.22	(b)	41,219	2.44 (c)
Securities
U.S. government obligations	401	4.59		502	4.18	430	3.48	552	3.05		679	3.03
U.S. government agency obligations	11,671	5.56		11,761	5.27	11,333	4.74	11,098	4.27		11,542	4.30
Obligations of states and political subdivisions	734	6.55		724	6.58	703	7.58	676	5.74		722	7.39
Other securities	33,361	5.69		33,972	5.44	35,840	5.26	32,755	5.22		30,591	5.42
Trading securities	1,872	3.95		2,351	5.35	1,459	5.36	1,918	3.74		1,791	2.76

Total securities	48,039	5.60		49,310	5.40	49,765	5.16	46,999	4.92		45,325	5.03

Total interest-earning assets	133,521	5.32		140,622	5.08	145,118	4.59	144,255	3.05	(b)	144,290	3.71 (c)
Allowance for credit losses	(303)			(332)		(311)		(310)			(355)
Cash and due from banks	5,013			5,663		5,831		5,399			7,835
Other assets	45,597			47,034		50,152		46,653			47,057

Total Assets	$183,828			$192,987		$200,790		$195,997			$198,827

Liabilities and shareholders’ equity
Interest-bearing liabilities:
Money market rate accounts	$17,204	3.38%		$16,190	2.74%	$13,296	1.63%	$13,590	0.96%		$12,503	0.88%
Savings	793	3.09		802	2.72	913	2.33	980	1.74		986	1.13
Certificates of deposit of $100,000 & over	3,025	5.37		2,547	5.37	2,313	4.09	2,116	2.71		1,928	2.28
Other time deposits	1,392	6.32		1,374	6.13	8,445	2.42	6,458	1.86		5,505	1.96
Foreign offices	58,456	3.78		65,365	3.38	67,914	2.85	71,641	2.22		65,931	2.19

Total interest-bearing deposits	80,870	3.79		86,278	3.36	92,881	2.66	94,785	2.02		86,853	1.98
Federal funds purchased and securities under repurchase agreements	4,655	4.29		3,956	3.89	4,750	2.18	4,338	1.05		5,334	1.18
Other borrowed funds	2,790	4.90		3,079	2.41	3,343	3.50	2,840	3.21		3,303	2.31
Borrowings from FRB Related to ABCP	—	—		—	—	—	—	—	—		954	2.25
Payables to customers and broker-dealers	5,316	3.54		5,226	3.12	4,942	1.94	5,550	1.32		5,910	1.19
Long-term debt	14,767	5.47		15,510	5.29	17,125	4.51	16,841	3.58		15,993	3.62

Total interest-bearing liabilities	108,398	4.06		114,049	3.60	123,041	2.90	124,354	2.20		118,347	2.14
Total noninterest-bearing deposits	26,466			28,449		26,240		24,822			33,462
Other liabilities	20,295			21,353		21,958		18,314			19,022

Total liabilities	155,159			163,851		171,239		167,490			170,831

Shareholders’ equity	28,669			29,136		29,551		28,507			27,996

Total liabilities and shareholders’ equity	$183,828			$192,987		$200,790		$195,997			$198,827

Net interest margin - Taxable equivalent basis		2.02	% (a)		2.16%		2.14%		1.16%			1.96%
Net interest margin -Excluding the SILO/LILO charge									2.21%			2.27%

(a)	Includes the reduction in net interest revenue of $22 million related to a required recalculation of the yield on leverage leases under SFAS 13 that resulted from the merger.

(b)	Excluding the SILO/LILO charge, the rates on Domestic office loans, Non-margin loans and Interest-earning assets were 3.82%, 3.87% and 4.10%, respectively.

(c)	Excluding the SILO/LILO charge, the rates on Domestic office loans, Non-margin loans and Interest-earning assets were 3.44%, 3.53% and 4.02%, respectively.

Note:	Interest and average rates were calculated on a taxable equivalent basis, at tax rates of approximately 35%, using dollar amounts in thousands and the actual number of days in the year.

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS - 11 Quarter Trend

NONINTEREST EXPENSE

	2006				2007				2008
(dollar amounts in millions)	1st Qtr (a)	2nd Qtr	3rd Qtr	4th Qtr (b)	1st Qtr (c)	2nd Qtr (d)	3rd Qtr (e)	4th Qtr	1st Qtr (f)	2nd Qtr (g)	3rd Qtr (g)
Staff:
Compensation	$652	$664	$683	$742	$739	$754	$764	$758	$795	$804	$804
Incentives	290	306	301	447	327	362	347	443	366	386	242
Employee benefits	176	172	172	182	191	187	169	164	191	201	172

Total staff	1,118	1,142	1,156	1,371	1,257	1,303	1,280	1,365	1,352	1,391	1,218
Professional, legal and other purchased services	185	198	209	248	245	253	241	272	252	280	287
Net occupancy	127	126	121	141	135	172	144	145	129	139	164
Distribution and servicing	108	119	114	132	132	141	127	133	130	131	133
Furniture and equipment	76	72	72	76	78	80	80	82	79	79	80
Business development	48	56	52	66	58	72	56	72	66	75	62
Software	75	74	69	79	72	77	91	78	79	88	78
Sub-custodian and clearing	97	109	97	85	87	104	110	115	70	83	80
Other	157	166	146	181	178	237	228	232	202	224	273

Subtotal	$1,991	$2,062	$2,036	$2,379	$2,242	$2,439	$2,357	$2,494	$2,359	$2,490	$2,375
Support agreement charges	—	—	—	—	—	—	—	3	14	(9)	726
Amortization of intangible assets	20	22	21	57	40	40	131	131	122	124	120
Merger & integration expense:
The Bank of New York Mellon Corporation	—	—	89	11	12	151	205	111	121	146	107
Acquired Corporate Trust Business	—	—	—	17	11	12	13	13	5	3	4

Total noninterest expense	$2,011	$2,084	$2,146	$2,464	$2,305	$2,642	$2,706	$2,752	$2,621	$2,754	$3,332
Employees at period-end (h)	n/a	n/a	n/a	n/a	n/a	n/a	40,600	42,500	42,600	43,100	43,200

(a)	The first quarter of 2006 includes a $19 million pre-tax charge in connection with payments, awards and benefits payable to Mellon’s former chairman and chief executive officer, pursuant to his employment agreement.

(b)	The fourth quarter of 2006 includes $26 million in severance, $16 million of impairment charges and $6 million in additional occupancy reserves.

(c)	The first quarter of 2007 includes a $12 million litigation reserve charge.

(d)	The second quarter of 2007 includes a $46 million charge for the early redemption of junior subordinated debentures, $30 million for exit costs associated with excess office space and a $5 million litigation reserve charge.

(e)	The third quarter of 2007 includes a $32 million write-off of the remaining interests in a hedge fund manager sold in 2006, $1 million of incentive expense related to a settlement received by the Clearing Services segment for the early termination of a contract in 2005, and a $6 million write-off of internally developed software.

(f)	The first quarter of 2008 includes a $25 million writedown of seed capital investments related to a former affiliated hedge fund manager.

(g)	The second and third quarters of 2008 include $22 million and $24 million, respectively, of charges for credit monitoring related to lost tapes.

(h)	Represents full time employees.

n/a - Information not available on a combined basis.

THE BANK OF NEW YORK MELLON CORPORATION

ASSETS UNDER MANAGEMENT/ CUSTODY AND ADMINISTRATION / SECURITIES LENDING - 11 Quarter Trend

	2006				2007				2008
(dollar amounts in billions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Market value of assets under management at period-end (in billions)
Institutional	$497	$561	$581	$646	$652	$691	$682	$671	$636	$625	$585
Mutual Funds	225	232	257	266	273	290	323	349	373	393	384
Private Client	91	89	88	99	100	101	101	101	96	95	98

Total market value of assets under management	813	882	926	1,011	1,025	1,082	1,106	1,121	1,105	1,113	1,067
Composition of assets under management at period-end
Equity	41%	40%	39%	42%	42%	42%	41%	41%	38%	37%	35%
Money Market	23%	22%	23%	22%	22%	23%	25%	26%	29%	31%	34%
Fixed Income	21%	22%	22%	20%	21%	20%	19%	20%	20%	20%	21%
Alternative investments and overlay	15%	16%	16%	16%	15%	15%	15%	13%	13%	12%	10%

Total	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
Market value of assets under custody and administration at period-end (in trillions)	$15.8	$16.5	$16.9	$20.0	$21.1	$22.2	$22.7	$23.1	$23.1	$23.0	$22.4
Market value of securities on loan at period-end	$525	$562	$590	$607	$661	$678	$663	$633	$660	$588	$470
Market Indices
S&P 500 Index - period-end (a)	1295	1270	1336	1418	1421	1503	1527	1468	1323	1280	1166
S&P 500 Index - daily average	1284	1281	1288	1389	1424	1496	1490	1496	1353	1371	1252
FTSE 100 Index (a)	5965	5833	5961	6221	6308	6608	6467	6457	5702	5626	4902
FTSE 100 Index-daily average	5823	5843	5869	6146	6265	6534	6366	6455	5891	5979	5359
NASDAQ Composite Index (a)	2340	2172	2258	2415	2422	2603	2702	2652	2279	2293	2092
Lehman Brothers Aggregate Bond Index (a)	205.9	213.2	220.0	226.6	230.8	227.9	246.2	257.5	281.2	270.1	256.0
MSCI EAFE Index (a)	1827.7	1822.9	1885.3	2074.5	2147.5	2262.2	2300.3	2253.4	2038.6	1967.2	1553.2
NYSE Volume (in billions)	113.7	121.6	108.8	114.4	123.8	127.7	145.5	135.0	158.5	140.7	179.8
NASDAQ Volume (in billions)	130.8	134.2	114.6	121.5	123.5	134.0	137.0	137.4	148.9	134.5	142.0

(a)	Period end

THE BANK OF NEW YORK MELLON CORPORATION

ASSETS UNDER MANAGEMENT NET FLOWS - 11 Quarter Trend

	2006				2007				2008
(dollar amounts in billions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Market value of assets under management at beginning of period	$784	$813	$882	$926	$1,011	$1,025	$1,082	$1,106	$1,121	$1,105	$1,113
Net Flows
Long-term	11	11	6	10	(3)	6	2	(20)	(6)	(8)	(6)
Money market	(3)	10	18	1	5	17	27	39	29	21	14

Total net inflows (a)	8	21	24	11	2	23	29	19	23	13	8
Net Market appreciation/(depreciation)	21	1	20	47	12	34	(5)	(4)	(39)	(6)	(54)
Acquisitions/other	—	47	—	27	—	—	—	—	—	1	—

Market value of assets under management at end of period	$813	$882	$926	$1,011	$1,025	$1,082	$1,106	$1,121	$1,105	$1,113	$1,067

(a)	Net flows from the first quarter of 2006 through the second quarter of 2007 represent Legacy Mellon flows only.

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESS SEGMENTS

ASSET MANAGEMENT - 11 Quarter Trend

(dollar amounts in millions unless otherwise noted; presented on an FTE basis)	2006				2007				2008
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr (a)	1st Qtr	2nd Qtr	3rd Qtr (b)	4th Qtr	1st Qtr (c)	2nd Qtr	3rd Qtr
Revenue:
Asset and wealth management
Mutual funds	232	245	242	255	276	291	307	323	323	340	328
Institutional clients	211	228	258	316	320	351	331	342	304	290	265
Private clients	35	38	37	41	43	46	47	47	45	47	43

Total asset and wealth management	478	511	537	612	639	688	685	712	672	677	636
Performance fees	65	55	59	214	49	63	(3)	62	20	16	3
Distribution and servicing	62	67	71	78	82	82	89	104	86	99	93
Securities servicing fees	20	20	19	22	25	27	26	33	35	41	35
Other fee revenue	—	(15)	(4)	8	(9)	4	(52)	(23)	(61)	(37)	(80)

Total fee and other revenue	625	638	682	934	786	864	745	888	752	796	687
Net interest revenue (expense)	4	(1)	—	(2)	6	(6)	(4)	18	15	11	10

Total revenue	629	637	682	932	792	858	741	906	767	807	697
Noninterest expenses (ex. intangible amortization and support agreement charges)	422	430	449	590	511	542	538	559	561	531	491

Income before taxes (ex. intangible amortization and support agreement charges)	207	207	233	342	281	316	203	347	206	276	206
Support agreement charges	—	—	—	—	—	—	—	—	—	5	328
Amortization of intangible assets	6	7	7	12	13	13	70	70	62	68	64

Income before taxes	201	200	226	330	268	303	133	277	144	203	(186)
Average assets	$2,921	$3,420	$3,609	$4,334	$5,358	$5,318	$13,482	$13,495	$13,238	$13,410	$13,286
Market value of assets under management at period-end (in billions) (d)	$739	$808	$853	$934	$950	$1,006	$1,028	$1,044	$1,029	$1,040	$995
Pre-tax operating margin (GAAP)	32%	31%	33%	35%	34%	35%	18%	31%	19%	25%	-27	% (e)
Pre-tax operating margin (ex. intangible amortization) - non-GAAP	33%	32%	34%	37%	35%	37%	27%	38%	27%	34%	-18	% (e)

(a)	The fourth quarter of 2006 includes $6 million of severance expense as well as a $5 million impairment charge related to the sale of HBV Alternative Investment Strategies.

(b)	The third quarter of 2007 includes a $32 million charge related to the write-off of the value of the remaining interest in a legacy Mellon hedge fund manager that was disposed of in 2006.

(c)	The first quarter of 2008 includes $24 million of write-downs related to securities previously purchased from investment boutiques; a $25 million writedown of seed capital investments related to a formerly affiliated hedge fund manager.

(d)	Includes amounts subadvised for/by other sectors.

(e)	Excluding support agreement charges, pre-tax operating margin (GAAP) would have been 20% and pre-tax operating margin (ex. intangible amortization) - Non-GAAP would have been 30%.

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESS SEGMENTS

WEALTH MANAGEMENT - 11 Quarter Trend

(dollar amounts in millions unless otherwise noted; presented on an FTE basis)	2006				2007				2008
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Revenue:
Asset and wealth management	139	142	139	147	148	153	151	157	153	150	141
Securities servicing fees - Asset servicing	3	2	3	2	4	4	3	5	6	6	7
Other fee revenue	3	3	1	3	—	(1)	2	5	7	5	15

Total fee and other revenue	145	147	143	152	152	156	156	167	166	161	163
Net interest revenue (expense)	42	44	45	43	43	44	41	42	46	48	50

Total revenue	187	191	188	195	195	200	197	209	212	209	213
Provision for credit losses	—	—	—	—	—	—	—	—	—	(1)	1
Noninterest expenses (ex. intangible amortization and support agreement charges)	130	132	131	139	136	141	139	142	142	142	140

Income before taxes (ex. intangible amortization and support agreement charges)	57	59	57	56	59	59	58	67	70	68	72
Support agreement charges	—	—	—	—	—	—	—	—	—	—	15
Amortization of intangible assets	—	—	—	—	1	—	14	14	13	13	14

Income before taxes	57	59	57	56	58	59	44	53	57	55	43
Average loans	$3,888	$3,834	$3,804	$3,774	$3,799	$4,083	$4,133	$4,342	$4,390	$4,816	$5,231
Average assets	$6,391	$6,398	$6,457	$6,530	$6,884	$6,841	$9,964	$9,858	$10,496	$10,254	$9,801
Average deposits	$5,980	$6,009	$6,061	$6,110	$6,388	$6,352	$7,589	$7,469	$7,993	$7,782	$7,318
Market value of total client assets at period-end (in billions) (a)	$151	$148	$149	$155	$158	$162	$170	$170	$164	$162	$158
Pre-tax operating margin (GAAP)	30%	31%	30%	29%	30%	30%	22%	25%	27%	26%	20	% (b)
Pre-tax operating margin (ex. intangible amortization) - non-GAAP	30%	31%	30%	29%	30%	30%	29%	32%	33%	33%	27	% (b)

(a)	Includes assets under management, before amounts subadvised by/for other sectors, of $81 billion, $79 billion, $78 billion and $83 billion in the first, second, third and fourth quarters of 2006; $84 billion, $85 billion, $86 billion and $86 billion in the first, second, third and fourth quarters of 2007; $84 billion, $81 billion and $77 billion in the first, second, and third quarters of 2008.

(b)	Excluding support agreement charges, pre-tax operating (GAAP) would have been 27% and pre-tax operating margin (ex. intangible amortization) - Non-GAAP would have been 34%.

Note:	On June 3, 2008, we completed the sale of Mellon 1st Business Bank, National Association (N.A.); the financial results have been moved from the Wealth Management segment to the Other segment. In addition, the financial results of Mellon United National Bank (MUNB) have been moved from the Wealth Management segment to the Other segment. Historical segment results have been restated to reflect these changes.

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESS SEGMENTS

ASSET SERVICING - 11 Quarter Trend

(dollar amounts in millions unless otherwise noted; presented on an FTE basis)	2006				2007				2008
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr (a)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Revenue:
Securities servicing fees - Asset servicing	533	587	554	572	609	665	689	777	859	821	769
Foreign Exchange and other trading activities	110	134	118	109	112	125	161	206	200	224	261
Other fee revenue	52	53	56	44	53	61	56	53	44	36	47

Total fee and other revenue	695	774	728	725	774	851	906	1,036	1,103	1,081	1,077
Net interest revenue (expense)	130	139	145	159	155	180	195	225	222	213	240

Total revenue	825	913	873	884	929	1,031	1,101	1,261	1,325	1,294	1,317
Noninterest expenses (ex. intangible amortization and support agreement charges)	628	660	668	691	681	732	753	807	733	812	821

Income before taxes (ex. intangible amortization and support agreement charges)	197	253	205	193	248	299	348	454	592	482	496
Support agreement charges	—	—	—	—	—	—	—	3	14	(14)	381
Amortization of intangible assets	5	5	3	22	3	3	6	6	7	5	6

Income before taxes	192	248	202	171	245	296	342	445	571	491	109
Average loans	$4,919	$6,192	$5,646	$6,656	$6,881	$7,645	$7,996	$8,719	$8,967	$7,284	$8,538
Average assets	$32,054	$35,271	$36,813	$37,368	$37,922	$40,843	$44,043	$48,462	$52,468	$54,763	$57,795
Average deposits	$28,291	$30,942	$32,397	$33,023	$34,286	$37,339	$38,065	$42,446	$46,092	$48,436	$51,492
Market value of securities on loan at period-end (in billions) (b)	$525	$562	$590	$607	$661	$678	$663	$633	$660	$588	$470
Pre-tax operating margin (GAAP)	23%	27%	23%	19%	26%	29%	31%	35%	43%	38%	8	% (c)
Pre-tax operating margin (ex. intangible amortization) - non-GAAP	24%	28%	23%	22%	27%	29%	32%	36%	44%	38%	9	% (c)
MEMO:
Securities lending revenue	$75	$88	$66	$61	$65	$99	$110	$164	$245	$202	$155

(a)	The fourth quarter of 2006 includes an $11 million impairment charge and $6 million of severance expense.

(b)	Represents the total amount of securities on loan (both cash and non-cash) managed by the Asset Servicing segment.

(c)	Excluding support agreement charges, pre-tax operating (GAAP) would have been 37% and pre-tax operating margin (ex. intangible amortization) - Non-GAAP would have been 38%.

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESS SEGMENTS

ISSUER SERVICES - 11 Quarter Trend

(dollar amounts in millions unless otherwise noted; presented on an FTE basis)	2006				2007				2008
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr (a)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr (b)	3rd Qtr (b)
Revenue:
Securities servicing fees - Issuer services	202	261	243	385	371	415	436	438	374	443	475
Other fee revenue	12	15	12	33	37	25	24	19	33	36	54

Total fee and other revenue	214	276	255	418	408	440	460	457	407	479	529
Net interest revenue (expense)	66	73	67	128	125	158	159	175	153	176	170

Total revenue	280	349	322	546	533	598	619	632	560	655	699
Provision for credit losses	—	—	1	(1)	—	—	—	—	—	—	—
Noninterest expenses (ex. intangible amortization)	171	189	182	293	291	297	291	324	318	347	349

Income before taxes (ex. intangible amortization)	109	160	139	254	242	301	328	308	242	308	350
Amortization of intangible assets	—	1	1	16	17	17	20	21	20	20	21

Income before taxes	109	159	138	238	225	284	308	287	222	288	329
Average assets	$9,062	$9,567	$8,924	$16,779	$17,848	$25,619	$30,771	$32,729	$32,227	$35,167	$34,264
Average deposits	$7,474	$8,015	$7,334	$12,661	$13,574	$21,392	$26,186	$28,293	$27,632	$30,557	$29,546
Pre-tax operating margin (GAAP)	39%	46%	43%	44%	42%	47%	50%	45%	40%	44%	47%
Pre-tax operating margin (ex. intangible amortization) - non-GAAP	39%	46%	43%	47%	45%	50%	53%	49%	43%	47%	50%

(a)	The fourth quarter of 2006 includes $4 million of severance expense.

(b)	The second and third quarters of 2008 include $22 million and $24 million, respectively, of charges for credit monitoring related to lost tapes.

Note:	The comparability of the Issuer Services trend is impacted by the acquisition of the JPMorgan Chase’s Corporate Trust business (October 2006).

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESS SEGMENTS

CLEARING SERVICES - 11 Quarter Trend

(dollar amounts in millions unless otherwise noted; presented on an FTE basis)	2006				2007				2008
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr (a)	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Revenue:
Securities servicing fees - Clearing & execution services	322	316	282	257	272	281	302	310	265	265	257
Other fee revenue	61	36	46	39	38	40	70	47	54	65	64

Total fee and other revenue	383	352	328	296	310	321	372	357	319	330	321
Net interest revenue (expense)	64	68	70	76	74	75	77	78	74	74	74

Total revenue	447	420	398	372	384	396	449	435	393	404	395
Provision for credit losses	(2)	(4)	—	2	—	—	—	—	—	—	—
Noninterest expenses (ex. intangible amortization)	299	319	299	254	277	294	316	305	274	291	283

Income before taxes (ex. intangible amortization)	150	105	99	116	107	102	133	130	119	113	112
Amortization of intangible assets	8	8	8	6	6	6	6	6	6	6	8

Income before taxes	142	97	91	110	101	96	127	124	113	107	104
Average loans	$7,051	$7,105	$6,186	$6,426	$6,668	$7,195	$6,847	$6,660	$6,629	$7,263	$7,384
Average assets	$17,381	$17,175	$16,363	$14,825	$13,932	$13,184	$14,869	$15,526	$15,618	$15,576	$16,294
Pre-tax operating margin (GAAP)	32%	23%	23%	30%	26%	24%	28%	29%	29%	26%	26%
Pre-tax operating margin (ex. intangible amortization) - non-GAAP	34%	25%	25%	31%	28%	26%	30%	30%	30%	28%	28%

(a)	The third quarter of 2007 includes a $27 million ($28 million of fee revenue net of $1 million of related incentive expense) settlement received for the early termination of a contract in 2005.

Note:	During the first quarter of 2008, we sold the B-Trade and G-Trade execution businesses to BNY ConvergEx Group LLC. The historical results of these businesses are included in the Clearing Services segment and have historically contributed approximately $50-60 million of revenue and $10-15 million of pretax income on a quarterly basis. These businesses were sold at book value with the potential for an earnout to be realized in the first quarter of 2009.

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESS SEGMENTS

TREASURY SERVICES - 11 Quarter Trend

(dollar amounts in millions unless otherwise noted; presented on an FTE basis)	2006				2007				2008
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Revenue:
Treasury services	113	112	114	111	110	114	114	118	121	125	125
Other fee revenue	95	116	99	95	103	104	110	125	106	130	137

Total fee and other revenue	208	228	213	206	213	218	224	243	227	255	262
Net interest revenue (expense)	122	123	122	126	135	131	140	161	182	153	158

Total revenue	330	351	335	332	348	349	364	404	409	408	420
Provision for credit losses	8	7	(3)	(7)	—	—	—	—	—	—	—
Noninterest expenses (ex. intangible amortization)	196	203	199	206	195	206	196	201	205	203	202

Income before taxes (ex. intangible amortization)	126	141	139	133	153	143	168	203	204	205	218
Amortization of intangible assets	—	—	1	—	—	—	7	7	7	7	6

Income before taxes	126	141	138	133	153	143	161	196	197	198	212
Average loans	$12,336	$12,849	$13,613	$13,946	$12,588	$13,191	$13,716	$14,331	$15,344	$15,606	$14,671
Average assets	$20,377	$21,018	$21,162	$23,057	$19,731	$20,146	$21,166	$21,902	$24,153	$21,227	$22,384
Average deposits	$16,104	$16,383	$16,839	$19,024	$16,061	$16,650	$17,772	$18,092	$20,056	$17,316	$18,397
Pre-tax operating margin GAAP	38%	40%	41%	40%	44%	41%	44%	49%	48%	49%	50%
Pre-tax operating margin (ex. intangible amortization) - non-GAAP	38%	40%	41%	40%	44%	41%	46%	50%	50%	50%	52%

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESS SEGMENTS

OTHER - 11 Quarter Trend

(dollar amounts in millions unless otherwise noted; presented on an FTE basis)	2006				2007				2008
	1st Qtr (a)	2nd Qtr	3rd Qtr	4th Qtr (b)	1st Qtr (c)	2nd Qtr	3rd Qtr	4th Qtr (d)	1st Qtr (e)	2nd Qtr (f)	3rd Qtr (g)
Revenue:
Total fee and other revenue	112	110	74	119	107	89	77	(90)	15	(109)	(105)
Net interest revenue (expense)	42	35	32	35	20	10	66	58	81	(260)	6

Total revenue	154	145	106	154	127	99	143	(32)	96	(369)	(99)
Provision for credit losses	(5)	(7)	(3)	(4)	(12)	(18)	—	20	16	26	29
Noninterest expenses (ex. intangible amortization and merger & integration expense)	145	129	108	206	151	227	124	156	126	164	91

Income before taxes and extraordinary (loss) (ex. intangible amortization and merger & integration expense)	14	23	1	(48)	(12)	(110)	19	(208)	(46)	(559)	(219)
Amortization of intangible assets	1	1	1	1	—	1	8	7	7	5	1
Merger & integration expenses	—	—	89	28	23	163	218	124	126	149	111

Income before taxes and extraordinary (loss)	13	22	(89)	(77)	(35)	(274)	(207)	(339)	(179)	(713)	(331)
Average loans	$9,575	$9,501	$10,156	$10,634	$12,101	$11,710	$12,825	$13,057	$13,166	$12,182	$11,159
Average assets	$54,053	$55,261	$55,575	$39,287	$40,684	$44,539	$49,533	$51,015	$52,590	$45,600	$45,003
Average deposits	$17,103	$16,619	$19,865	$14,798	$14,423	$14,719	$17,724	$18,427	$17,348	$15,516	$13,562

(a)	The first quarter of 2006 includes a $19 million pre-tax charge in connection with payments, awards and benefits payable to Mellon’s former chairman and chief executive officer, pursuant to his employment agreement.

(b)	The fourth quarter of 2006 includes $7 million in severance and $6 million in occupancy expenses.

(c)	The first quarter of 2007 includes a $12 million litigation reserve charge.

(d)	The fourth quarter of 2007 includes a $200 million CDO writedown.

(e)	The first quarter of 2008 includes a $24 million loss related to ABS CDO’s, $22 million related to SIVs and $28 million related to securities backed by home equity lines of credit in the TRFC portfolio.

(f)	The second quarter of 2008 includes $152 million of securities losses related to ALT-A securities ($72 million), CDOs ($50 million), and the HELOC portfolio ($30 million).

The second quarter of 2008 includes a charge ($380 million after tax) related to SILO transactions which reduced net interest revenue by $377 million.

(g)	The third quarter of 2008 includes $162 million of securities losses and a $112 million SILO/LILO charge.

Note:	The Other segment primarily includes the results of leasing operations, corporate treasury activities, business exits and corporate overhead. On June 3, 2008, we completed the sale of Mellon 1st Business Bank, National Association (N.A.); the financial results have been moved from the Wealth Management segment to the Other segment. In addition, the financial results of Mellon United National Bank (MUNB) have been moved from the Wealth Management segment to the Other segment. Historical segment results have been restated to reflect these changes.

THE BANK OF NEW YORK MELLON CORPORATION

SUPPLEMENTAL INFORMATION - GAAP TO NON-GAAP RECONCILIATIONS

Reconciliation of net income and EPS - GAAP to Non-GAAP	2007					2008
	3rd Qtr			4th Qtr		1st Qtr			2nd Qtr		3rd Qtr
(in millions, except per share amounts)	Net income	EPS		Net income	EPS	Net income	EPS		Net income	EPS	Net income	EPS
Net income - GAAP	$640	$0.56		$520	$0.45	$746	$0.65		$309	$0.27	$303	$0.26
Discontinued operations income (loss)	(2)	—		—	—	(3)	—		7	0.01	(2)	—
Extraordinary (loss) - TRFC	—	—		180	0.16	—	—		—	—	—	—

Continuing operations	642	0.56		700	0.61	749	0.65		302	0.26	305	0.26
Non-GAAP adjustments:
M&I expenses	127	0.11		69	0.06	—	—		89	0.08	66	0.06
SILO/LILO charge/tax settlements	—	—		—	—	—	—		380	0.33	30	0.03
Support agreement charges	—	—		—	—	75	0.07		(5)	—	433	0.37

Continuing operations excluding M&I expenses, SILO/LILO charge/tax settlement and support agreement charges.	769	0.67		769	0.67	824	0.72		766	0.67	834	0.72
Intangible amortization	84	0.07		78	0.07	75	0.07		77	0.07	74	0.06

Continuing operations excluding M&I expenses, SILO/LILO charge/tax settlement, support agreement charges, and intangible amortization.	$853	$0.75	(a)	$847	$0.74	$899	$0.78	(a)	$843	$0.74	$908	$0.79	(a)

(a)	Does not foot due to rounding.

Reconciliation of total revenue	2007		2008
(dollar amounts in millions)	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Fee and other revenue	$2,931	$3,047	$2,980	$2,982	$2,923
Net interest revenue	669	752	767	411	703

Total revenue - GAAP	3,600	3,799	3,747	3,393	3,626
FTE Increment	14	16	15	15	16
SILO/LILO charge	—	—	—	377	112
Securities writedowns	9	191	73	152	162

Total revenue (FTE), excluding SILO/LILO charge and securities writedowns	$3,623	$4,006	$3,835	$3,937	$3,916

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESS SEGMENTS

(dollar amounts in millions unless otherwise noted; presented on an FTE basis)	Asset Management		Wealth Management		Asset Servicing		Issuer Services
	2007	2006	2007	2006	2007	2006	2007	2006
Revenue:
Securities servicing fees
Asset servicing	99	72	16	10	2,740	2,246	—	—
Issuer services	—	—	—	—	—	—	1,660	1,091
Clearing services	12	9	—	—	—	29	—	7

Total securities servicing fees	111	81	16	10	2,740	2,275	1,660	1,098
Asset and wealth management	2,724	2,138	609	567	—	—	—	—
Performance fees	171	393	—	—	—	—	—	—
Foreign exchange & other trading	14	9	3	—	604	471	37	28
Treasury services	—	—	3	—	11	8	—	—
Distribution and service fees	357	278	1	4	2	—	1	—
Financing-related fees	8	—	8	8	40	54	—	—
Investment Income	(10)	19	—	—	—	—	—	—
Other	(83)	(39)	(9)	(2)	170	114	66	37

Total fee revenue	3,292	2,879	631	587	3,567	2,922	1,764	1,163
Securities gains (losses)	(9)	—	—	—	—	—	1	—

Total fee and other revenue	3,283	2,879	631	587	3,567	2,922	1,765	1,163
Net interest revenue (expense)	14	1	170	174	755	573	617	334

Total revenue	3,297	2,880	801	761	4,322	3,495	2,382	1,497
Provision for credit losses	—	—	—	—	—	—	—	—

Noninterest expenses (ex. intangible amortization and merger & integration expense)	2,150	1,891	558	532	2,976	2,647	1,203	835
Income before taxes and extraordinary (loss) (ex. intangible amortization and merger & integration expense)	1,147	989	243	229	1,346	848	1,179	662
Amortization of intangible assets	166	32	29	—	18	35	75	18
Merger & integration expense	—	—	—	—	—	—	—	—

Income before taxes and extraordinary (loss)	981	957	214	229	1,328	813	1,104	644
Average loans	$—	$—	$4,089	$3,825	$7,810	$5,853	$—	$—
Average assets	$9,413	$3,571	$8,387	$6,444	$42,818	$35,377	$26,742	$11,083
Average deposits	$—	$—	$6,950	$6,040	$38,034	$31,163	$22,361	$8,871
Market value of assets under management at period-end (in billions)	$1,044	$934	$77	$77	$—	$—	$—	$—
Market value of assets under custody and administration at period-end (in billions)	$4	$3	$85	$71	$22,988	$19,906	$—	$—
Market value of securities on loan at period-end (in billions)	$—	$—	$—	$—	$633	$607	$—	$—
Pre-tax operating margin (GAAP)	30%	33%	27%	30%	31%	23%	46%	43%
Pre-tax operating margin (ex. intangible amortization and merger & integration expense) - non-GAAP	35%	34%	30%	30%	31%	24%	49%	44%
MEMO:
Securities lending revenue					438	290

Note:	See pages 8-14 for details of revenue/expense items impacting respective sector results.

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESS SEGMENTS

(dollar amounts in millions unless otherwise noted; presented on an FTE basis)	Clearing Services		Treasury Services		Other		Consolidated Results
	2007	2006	2007	2006	2007	2006	2007	2006
Revenue:
Securities servicing fees
Asset servicing	—	—	13	—	(2)	1	2,866	2,329
Issuer services	—	—	—	—	—	—	1,660	1,091
Clearing services	1,165	1,177	—	—	—	2	1,177	1,224

Total securities servicing fees	1,165	1,177	13	—	(2)	3	5,703	4,644
Asset and wealth management	46	37	—	—	19	5	3,398	2,747
Performance fees	—	—	—	—	—	—	171	393
Foreign exchange & other trading	51	42	167	105	25	12	901	667
Treasury services	—	—	456	450	10	22	480	480
Distribution and service fees	—	—	14	4	—	(2)	375	284
Financing-related fees	2	—	176	211	1	22	235	295
Investment Income	—	—	12	10	250	253	252	282
Other	96	103	60	75	69	95	369	383

Total fee revenue	1,360	1,359	898	855	372	410	11,884	10,175
Securities gains (losses)	—	—	—	—	(189)	5	(197)	5

Total fee and other revenue (a)	1,360	1,359	898	855	183	415	11,687	10,180
Net interest revenue (expense) (b)	304	278	567	493	154	144	2,581	1,997

Total revenue (c)	1,664	1,637	1,465	1,348	337	559	14,268	12,177
Provision for credit losses	—	(4)	—	5	(10)	(19)	(10)	(18)

Noninterest expenses (ex. intangible amortization and merger & integration expense)	1,192	1,171	798	804	658	588	9,535	8,468
Income before taxes and extraordinary (loss) (ex. intangible amortization and merger & integration expense)	472	470	667	539	(311)	(10)	4,743	3,727
Amortization of intangible assets	24	30	14	1	16	4	342	120
Merger & integration expense	—	—	—	—	528	117	528	117

Income before taxes and extraordinary (loss)	448	440	653	538	(855)	(131)	3,873	3,490
Average loans	$6,843	$6,692	$13,457	$13,186	$12,423	$9,967	$44,622	$39,523
Average assets	$14,378	$16,436	$20,736	$21,404	$46,443	$51,044	$168,916	$145,358
Average deposits	$—	$—	$17,144	$17,088	$16,323	$17,096	$100,812	$80,258
Market value of assets under management at period-end (in billions)	$—	$—	$—	$—	$—	$—	$1,121	$1,011
Market value of assets under custody and administration at period-end (in billions)	$—	$—	$—	$—	$—	$—	$23,077	$19,980
Market value of securities on loan at period-end (in billions)	$—	$—	$—	$—	$—	$—	$633	$607
Pre-tax operating margin (GAAP)	27%	27%	45%	40%	n/m	n/m	27%	29%
Pre-tax operating margin (ex. intangible amortization and merger & integration expense) - non-GAAP	28%	29%	46%	40%	n/m	n/m	33%	31%

(a)	Consolidated results include FTE impact of $36 million and $40 million for 2006 and 2007, respectively.

(b)	Consolidated results include FTE impact of $38 million and $22 million for 2006 and 2007, respectively.

(c)	Consolidated results include FTE impact of $74 million and $62 million for 2006 and 2007, respectively.

Note:	See pages 8-14 for details of revenue/expense items impacting respective sector results.

n/m - not meaningful

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS - 11 Quarter Trend

NONPERFORMING ASSETS

(dollar amounts in millions)	2006				2007				2008
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Loans:
Commercial	$13	$10	$29	$26	$15	$16	$18	$39	$50	$52	$65
Commercial real estate	—	—	—	—	1	1	—	40	49	106	118
Residential real estate	2	2	2	3	4	5	11	20	33	55	75
Foreign	13	10	10	9	9	6	6	87	78	60	1
Lease finance assets	10	12	1	1	1	1	—	—	—	—	—

Total nonperforming loans	38	34	42	39	30	29	35	186	210	273	259
Other assets owned	—	12	—	1	2	1	2	4	5	6	8
Total acquired property	3	—	—	2	—	—	—	—	—	—	—

Total nonperforming assets	$41	$46	$42	$42	$32	$30	$37	$190	$215	$279	$267

Nonperforming assets ratio	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.4%	0.4%	0.5%	0.4%
Allowance for loan losses/nonperforming loans	1,036.8	1,161.8	938.1	879.5	1,140.0	1,124.1	948.6	175.8	149.5	129.3	140.9
Allowance for loan losses/nonperforming assets	961.0	858.7	938.1	816.7	1,068.8	1,086.7	897.3	172.1	146.0	126.5	136.7
Total allowance for credit losses/nonperforming assets	1,621.1	1,820.6	1,454.8	1,479.5	1,893.3	1,879.3	1,457.1	265.6	231.9	178.0	190.7
Total allowance for credit losses/nonperforming assets	1,502.4	1,345.7	1,454.8	1,373.8	1,775.0	1,816.7	1,378.4	260.0	226.5	174.2	185.0

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS - 11 Quarter Trend

ALLOWANCE FOR CREDIT LOSSES, PROVISION AND NET CHARGE-OFFS

	2006				2007				2008
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Allowance for credit losses:
Allowance for loan losses	$389	$394	$395	$394	$343	$342	$326	$332	$327	$314	$353
Allowance for lending-related commitments	222	222	224	217	234	226	219	178	167	173	133

Allowance at beginning of period	611	616	619	611	577	568	545	510	494	487	486

Net (charge-offs)/recoveries
Charge-offs	(2)	(2)	—	(25)	(5)	—	(37)	(37)	(14)	(13)	(22)
Recoveries	6	9	—	1	8	5	2	1	1	—	—

Total Net (charge-offs)/recoveries	4	7	—	(24)	3	5	(35)	(36)	(13)	(13)	(22)

Provision for credit losses	1	(4)	(5)	(10)	(12)	(18)	—	20	16	25	30
Impact of Merger	—	—	—	—	—	(10)	—	—	—	—	—
Transfer to Discontinued Operations	—	—	(3)	—	—	—	—	—	—	—	—
Sale of Mellon 1st Business Bank	—	—	—	—	—	—	—	—	—	(13)	—
SFAS 159 Adoption	—	—	—	—	—	—	—	—	(10)	—	—

										—	—

Allowance at end of period	616	619	611	577	568	545	510	494	487	486	494

Allowance for loan losses	$394	$395	$394	$343	$342	$326	$332	$327	$314	$353	$365
Allowance for lending related-commitments	222	224	217	234	226	219	178	167	173	133	129

Allowance at end of period	616	619	611	577	568	545	510	494	487	486	494

Allowance for loan losses as a percentage of total loans (a)	1.02%	0.93%	0.99%	0.79%	0.77%	0.72%	0.65%	0.64%	0.60%	0.70%	0.62%

(a)	Excluding purchase accounting adjustments.